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                                                                    EXHIBIT 10.2

                                     TEKELEC

                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN

         The following constitutes the provisions of the Amended and Restated Employee Stock Purchase Plan (the "Plan") of Tekelec (the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.

         2.       Definitions.

                  (a) "Compensation," unless otherwise determined by the Board of Directors of the Company, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances, but expressly excluding relocation benefits, expense reimbursements, gains realized in connection with the exercise of stock options or participation in a stock option or purchase program and contributions by the Company to qualified deferred compensation plans.

                  (b) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week by the Company or its Subsidiaries.

                  (c)      "Subsidiary" means any corporation described in
Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.

                  (d) "Offering Date" means the first business day of an offering period of the Plan.

                  (e) "Termination Date" means the last business day of an offering period of the Plan.

         3.       Eligibility.

                  (a) General Rule. Any Employee, as defined in Section 2, who shall have completed at least 30 days of continuous employment by the Company or its Subsidiaries on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code. For purposes of this Section 3(a) only,

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qualifying employment with a newly acquired Subsidiary prior to an Offering Date will be considered employment with the Company or its Subsidiaries.

                  (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

                           (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company; or

                           (ii) such option would permit the Employee's rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offerings. The Plan shall be implemented by two offerings during each 12-month period of the Plan commencing on July 1, 1996. Each offering shall be of six months duration. Offering I shall commence on July 1 and end on December 31 of each year of the Plan; Offering II shall commence on January 1 and end on June 30 of each year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

         5. Participation. An eligible Employee may become a participant in one or more offerings under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") authorizing payroll deductions and by filing it with the Company's payroll office not less than three days prior to the start of the offering period with respect to which it is to be effective unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee's authorization and participation in the Plan shall become effective on the first Offering Date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Payroll Deduction Authorization Change or Withdrawal form as described in Section 10(a) hereof or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant's payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an offering period may not become a participant in the Plan until the commencement of the next offering. An Employee who is an officer or director who ceases participation in the Plan may not participate again for at least six months following such cessation of participation.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the next offering period at a percentage rate equal to a positive whole number not exceeding 10%, or such other maximum rate

                                       2

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as may be determined from time to time by the Company's Board of Directors
(herein sometimes referred to as the "Board") subject to the provisions of
Section 19 hereof, of the Compensation which would otherwise be payable to such participant on each such payday; provided, however, that the maximum amount withheld on behalf of a participant with respect to an offering period shall not exceed the maximum amount that a participant might be required to pay upon the exercise of his or her option determined as of the first day of an offering period.

                  (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from offering period to offering period until changed or terminated by the participant in accordance with the terms hereof.

                  (c) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.

                  (d) A participant may terminate his or her participation in the Plan at any time prior to the termination of the offering period as provided in Section 10, but may not change the rate of his or her payroll deductions with respect to an offering period during such offering period.

         7.       Grant of Option.

                  (a) On each Offering Date with respect to which a participant's payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b) hereof) up to the number of whole shares of the Company's Common Stock arrived at by dividing (i) $12,500 by (ii) 100% of the fair market value of one share of the Company's Common Stock at the Offering Date, subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(c) hereof.

                  (b) The option price per share of the shares to be sold during each offering shall be the lesser of (i) 85% of the fair market value of one share of the Common Stock of the Company at the Offering Date or (ii) 85% of the fair market value of one share of the Common Stock of the Company at the Termination Date.

                  (c) The fair market value of the Company's Common Stock shall be determined by the Company's Board of Directors, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the mean of the closing bid and asked prices for the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market), or, in the event the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, the fair market value per share shall be the closing price on such exchange or on The Nasdaq Stock Market as of the date of grant of the option, as reported in The Wall Street Journal.

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

         8. Exercise of Option. Unless a participant cancels his or her option and withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically at the Termination Date of the offering period, and the accumulated payroll deductions credited to a participant's account on the Termination Date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the Termination Date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent offering period if the participant participates in the subsequent offering. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

         9. Delivery. As promptly as practicable after the end of each offering period, the Company shall arrange for the issuance and delivery to, or credit to the account of, each participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a participant's option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in such participant's name. The shares purchased upon exercise of any option granted to a participant on or after July 1, 2003 may not be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or by the laws of descent and distribution) for a period of six months following the exercise of the option; provided, however, that that the Compensation Committee of the Board of Directors may, in its sole discretion, permit an assignment, transfer, pledge or other disposition of such shares at such other time as the Company's Board of Directors may determine in the event that the participant has suffered a hardship, as determined by the Company's Board of Directors in its sole discretion. Shares purchased upon exercise of any option granted to a participant on or after July 1, 2003 and subject to the above restrictions may include a legend indicating that such shares may not be transferred, pledged or otherwise disposed of for six months from the date of issue.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may terminate his or her participation in an offering under the Plan and withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to a Termination Date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, all of the participant's payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, his or her option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

                  A participant may terminate his or her participation in the Plan effective as of the first day of the next offering period by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such

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case, the participant's payroll deductions will continue through the end of the offering period in which the notice of withdrawal is given, all amounts deducted from the participant's Compensation during such offering period will be applied to the purchase of Common Stock pursuant to the Plan, and following the completion of such offering period no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

                  (b) Upon termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such termination the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically cancelled.

                  (c) In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the offering period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be cancelled.

                  (d) A participant's withdrawal from an offering shall not have any effect upon his eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,800,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

                  (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board, as necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" as that term is defined and interpreted under Rule 16b-3. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the Termination Date of an offering period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Termination Date of an offering period.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees semiannually as promptly as practicable following the Termination Date of an offering period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.

         18.      Adjustments upon Changes in Capitalization or Control.

                  (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan but has not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

                  (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Plan prior to such date, his or her option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in accordance with Section 7(a) hereof) at the applicable option price.

                  (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

         19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

                  (a) Increase the number of shares that may be issued under the Plan;

                  (b) Materially modify the requirements as to eligibility for participation in the Plan; or

                  (c) Materially increase the benefits which accrue to participants under the Plan.

         20. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22 of the Plan.

         21. Notices. All notices or other communications (i) by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a participant in connection with the Plan shall be deemed to have been duly given when received by the participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

         22. Shareholder Approval. Notwithstanding anything to the contrary herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California, within 12 months before or after the date the Plan is adopted by the Board. No options granted before such shareholder approval has been obtained shall be exercisable unless such shareholder approval is obtained. If the Plan is not approved by the shareholders of the Company within the above-referenced 12-month period, the Plan and any options granted hereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him or her.

         23. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

         24. Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

         25. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflicts of laws rules thereof.

         26. Tax Withholding. If at any time the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of Common Stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of Common Stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

         27. Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon request by the Company, an Employee shall deliver to the Company such information, representations or undertakings as the Company may reasonably request in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any violation of applicable securities laws.

                                      * * *

                                     TEKELEC
                          EMPLOYEE STOCK PURCHASE PLAN

                                     FORM OF
                             SUBSCRIPTION AGREEMENT

    Instructions: Please print or type all information except your signature.

NAME: __________________________________________________________________________
         First                     Middle                           Last

ADDRESS: _______________________________________________________________________

SOCIAL SECURITY NO.: ______ ________ _________ ________ _______ ________ _______

EMPLOYEE NO.:_____________________   EMPLOYMENT START DATE: ____________________

                              ORIGINAL APPLICATION

1. I hereby elect to participate in the Tekelec Employee Stock Purchase Plan (the "Plan") in accordance with this Subscription Agreement and subject to the terms and conditions of the Plan.

2. I hereby authorize Tekelec to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the Compensation (as defined in the Plan) including overtime, bonuses, commissions and other earnings, if any, paid to me during each offering period during which I remain a participant in the Plan:

         (CIRCLE ONE) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% OF COMPENSATION

3. I understand that payroll deductions at the indicated rate will continue from offering period to offering period unless I become ineligible to participate in the Plan or I file the Notice of Change in Payroll Deduction Rate or Withdrawal (in the form attached hereto).

4. I understand that the deducted amounts will be applied automatically to the purchase of shares of Tekelec Common Stock at the end of each offering period unless I elect to cancel my option and withdraw from the Plan by filing the Notice of Change in Payroll Deduction Rate or Withdrawal (in the form attached hereto).

5. I understand that I may not sell, transfer, gift or otherwise dispose of any shares purchased by me under the Plan within six months following their purchase.

6. I hereby acknowledge that I have received and read a copy of Tekelec's most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.

7. Shares purchased for me under the Plan should be issued in the name(s) of (please print):

8. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

9. At the request of Tekelec, I will promptly (a) notify Tekelec if I have sold, transferred, gifted or otherwise disposed of any shares purchased for me under the Plan at any time within 18 months after the end of the offering period in which such shares were purchased and (b) provide Tekelec with all requested information regarding such transaction.

10. In the event of my death before the end of an offering period, I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan:

Name:  (Please print) __________________________________________________________
                               First             Middle                    Last

__________________________     _________________________________________________
Relationship                   Address

                               _________________________________________________
                               City              State                  Zip Code

Name:  (Please print) __________________________________________________________
                               First             Middle                    Last

__________________________     _________________________________________________
Relationship                   Address

                               _________________________________________________
                               City              State                  Zip Code

DATE: ______________________                             _______________________
                                                         SIGNATURE OF EMPLOYEE

                           ELECTION NOT TO PARTICIPATE

         I hereby acknowledge receipt of a copy of Tekelec's most recent Prospectus which describes the Tekelec Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.

DATE: _______________________                       _______________________
                                                    SIGNATURE OF EMPLOYEE

                          (To be completed by Tekelec)

Date Received: __________________                   Approved by: _______________

                                     TEKELEC
                          EMPLOYEE STOCK PURCHASE PLAN

                                    NOTICE OF
                 CHANGE IN PAYROLL DEDUCTION RATE OR WITHDRAWAL

         I am now a participant in the Tekelec Employee Stock Purchase Plan (the "Plan") and I wish to make the change indicated below (check one):

[ ]      A.   CHANGE IN PAYROLL DEDUCTION RATE: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next offering period (such change must be filed with the Company at least three days prior to the start of the offering period with respect to which it is to be effective):

         (CIRCLE ONE) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% OF COMPENSATION

[ ]      B.   WITHDRAWAL FROM PLAN AND CANCELLATION OF OPTION: I hereby elect to cancel my participation in the Plan effective immediately and to cancel my option to purchase Tekelec Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the cancelled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company prior to the close of the current offering period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new
              Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.

[ ]      C.   WITHDRAWAL FROM PLAN WITHOUT CANCELLATION OF OPTION. I hereby elect to cancel my participation in the Plan effective as of the first day of the next offering period. However, I request that my previously authorized payroll deductions continue through the end of the current offering period and that all amounts deducted from my Compensation during the current offering period be applied to the purchase of Tekelec Common Stock pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.

DATE: _______________________                         __________________________
                                                      SIGNATURE OF EMPLOYEE
PRINT NAME: ___________________________

                          (To be completed by Tekelec)

Date Received: ________________________               Approved by: _____________